UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14c-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

Merchants Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

_____________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

_____________________

Notice is hereby given that the annual meeting of shareholders of Merchants Bancshares, Inc., a Delaware corporation, will be held at the Vermont National Country Club, 1227 Dorset Street, South Burlington, Vermont, on Tuesday, May 5, 2009, at 10 a.m. for the following purposes:

1.

To elect three directors, each of whom will serve for a three-year term;

2.

To ratify and approve a technical modification to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants; and

3.

To transact any other business as may properly come before the meeting or at any adjournments of the meeting.

The close of business on March 6, 2009 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. Our bylaws require that the holders of a majority in interest of all of our common stock issued and outstanding and entitled to vote be present in person or represented by proxy at the annual meeting in order to constitute a quorum for the transaction of business.

By order of the Board of Directors

Raymond C. Pecor, Jr. Chairman of the Board of Directors	Michael R. Tuttle President and Chief Executive Officer

South Burlington, Vermont

April 3, 2009

MERCHANTS BANCSHARES, INC.

275 Kennedy Drive

South Burlington, Vermont 05403

_____________________

PROXY STATEMENT

_____________________

for the Annual Meeting of Shareholders

to be held on May 5, 2009

This Proxy Statement is furnished by the Board of Directors of MERCHANTS BANCSHARES, INC. in connection with the solicitation of proxies to be used at the annual meeting of shareholders to be held on May 5, 2009, and at any adjournments of the meeting. Our Board of Directors has fixed March 6, 2009 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on March 6, 2009 will be entitled to vote at the annual meeting. This Proxy Statement and the accompanying proxy card are first being mailed or given to holders of our common stock on or about  April 3, 2009.

Important Notice Regarding the Availability of Proxy Materials

for the shareholder meeting to be held on May 5, 2009

This proxy statement and our annual report to security holders are available at mbvt.com from the

“Investor Relations” link under “Proxy Materials/Annual Reports.”

Proxies in the form enclosed are solicited by our Board of Directors. Any proxy, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the shareholder’s instructions on the proxy card. If no instructions are given on the proxy card, the proxy will be voted FOR the election of directors, of the nominees named in this proxy statement, FOR the ratification and approval of a technical modification to the 2008 Stock Option Plan, clarifying that 600,000 shares shall be available for grants, and upon that other business as may properly come before the meeting in the appointed proxies’ discretion. At present, management knows of no additional matters to be presented at the annual meeting, but if other matters are presented, the persons named in the proxy card and acting under the proxy card will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Revocability of Proxies

A proxy may be revoked at any time prior to its exercise—

(i)

by submitting a written notice revoking that proxy, addressed to Lisa Razo, our Corporate Secretary, at our principal administrative office at 275 Kennedy Drive, South Burlington 05403, or

(ii)

at the annual meeting prior to the taking of a vote.

Any shareholder entitled to vote at the annual meeting may attend the annual meeting and vote in person on any matter presented for a vote to our shareholders at the annual meeting, whether or not that shareholder has previously given a proxy.

Solicitation of Proxies

Solicitation of proxies will be made initially by mail. Proxies may also be solicited personally, by telephone, e-mail or by facsimile transmission by our directors, officers and other employees. We will bear all costs and expenses incurred in connection with this solicitation, including the cost of printing and mailing these proxy materials and the expenses, charges and fees of brokers, custodians, nominees and other fiduciaries who, at the request of our management, mail material to, or otherwise communicate with, the beneficial owners of our common stock held of record by those brokers, custodians, nominees or other fiduciaries.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of  “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to our Corporate Secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403 telephone: (802) 658-3400. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the above address and phone number.

Voting Securities

As of  March 6, 2009, the record date for the annual meeting, there were 6,079,351 shares of common stock issued and outstanding, all of which are entitled to vote at the annual meeting. Fractional shares will not be entitled to vote, but each full share of common stock entitles the holder of that share to one vote on all matters properly brought before the annual meeting. At present, our common stock is the only class of our capital stock that is issued and outstanding.

Vote Required

Each common shareholder is entitled to one vote for each share held by that shareholder on March 6, 2009. The representation in person or by proxy of at least a majority of the shares of common stock entitled to vote at the annual meeting is necessary to establish a quorum for the transaction of business. Abstentions and “broker non-votes,” as described below, will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting is necessary for the election of directors. The affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and voting on those matters is required for approval of the other proposals described in this proxy statement. With regard to these proposals, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome. Furthermore, shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares as to a particular matter will also be entirely excluded from the vote and will have no effect on its outcome. We refer to these shares as “broker non-votes.”

Written notice of the results of the voting at the annual meeting or adjournments of the meeting will not be mailed to shareholders, but will be available without charge, upon request to our Corporate Secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403 telephone:  (802) 658-3400.

ELECTION OF DIRECTORS

(Proposal Number 1)

Pursuant to our bylaws, our Board of Directors is divided into three classes. The terms of current Class I directors Peter A. Bouyea, Michael R. Tuttle and Scott F. Boardman expire at the annual meeting, while the terms of the remaining two classes of directors expire at the annual meetings of stockholders to be held in 2010 or 2011, as specified below. Messrs. Bouyea, Tuttle and Boardman have been nominated and recommended for election to serve as directors for a three-year term until the annual meeting of shareholders to be held in 2012.

Based on its review of the relationships between its existing directors (including the director nominees) and our company and our subsidiaries, our Board of Directors has affirmatively determined that if these nominees are elected, a majority of our directors will be independent under the rules of The Nasdaq Stock Market and the Principles of Governance adopted by our Board of Directors.

Nominees for Directors of Merchants

The following table sets forth the names and addresses of the three nominees for election to our Board of Directors, their principal occupations, ages, independence status, as determined in accordance with rules of the Nasdaq Stock Market and periods of service on our Board of Directors. Except as noted below, all of the nominees have been employed in their principal occupations for the last five years. Information regarding their ownership of shares of common stock as of March 6, 2009 may be found at “Security Ownership of Certain Beneficial Owners and Management.”

Class	Name	Age	Principal Occupation	Independence Status	Director Since

I	Peter A. Bouyea	61	Retired	Y	1994

I	Michael R. Tuttle	54	President and CEO Merchants and Merchants Bank	N	2007

I	Scott F. Boardman	49	President Hickok & Boardman, Inc.	Y	2008

Peter A. Bouyea has served as a member of our Board of Directors since 1994. He was formerly a consultant to the baking industry; he is now retired. Prior to that time, he was president of Bouyea-Fassetts, Inc., a wholly-owned subsidiary of Phillip Morris, Inc.

Michael R. Tuttle was appointed as our President and Chief Executive Officer, and was elected to our Board of Directors, effective January 1, 2007. Mr. Tuttle was appointed as President and Chief Executive Officer of Merchants Bank, and was elected as Director of Merchants Bank, effective January 1, 2006. From 1995 until 2006, Mr. Tuttle served as Executive Vice President of Merchants Bank. Mr. Tuttle also served as Chief Operating Officer of Merchants Bank from 1997 until 2006. He currently serves on the boards of FairPoint Communications, Inc., a publicly-held company; the Vermont Bar Foundation, the United Way of Chittenden County and the Flynn Center for the Performing Arts.

Scott F. Boardman has served as a member of our Board of Directors since 2008, and has served as a member of the Board of Directors of Merchants Bank and of the Board of Trustees of Merchants Trust Company (a wholly-owned subsidiary of Merchants Bank) since 2004. Mr. Boardman is the President of Hickok & Boardman, Inc., a retail insurance agency in Burlington, Vermont. Mr. Boardman is past president and director of the Vermont Insurance Agents Association and is past president of the Vermont chapter of the Casualty & Property Insurance

Underwriters Society. Additionally, Mr. Boardman serves on the board of the Mater Christi School in Burlington, Vermont.

If any nominee(s) is unable to serve or should decline to serve at the time of the annual meeting, the discretionary authority provided in the proxies may be exercised to vote for a substitute(s), who would be designated by our Board of Directors, and would be elected to the same class(es) as the nominee(s) for whom he or she is substituted. Neither our bylaws nor any applicable law restricts the nomination of other individuals to serve as directors, and any shareholder present at the annual meeting may nominate another candidate. Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy against any such other candidates not designated by our Board of Directors.

Vote Required

The affirmative vote of a plurality of the shares of our common stock represented in person or by proxy at the annual meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the three nominees described above.

Recommendation

Our Board of Directors recommends that shareholders vote “FOR” the election of each of Peter A. Bouyea, Michael R. Tuttle and Scott F. Boardman.

Continuing Directors

The following table sets forth certain information about those directors whose terms of office do not expire at the annual meeting and who consequently are not nominees for re-election at the annual meeting. Except where otherwise noted below the table, all of the directors listed have been officers of the organizations named below as their principal occupations for the last five years.

Class	Name	Age	Principal Occupation	Independence Status	Director Since	Term of Office Will Expire

II	Raymond C. Pecor, Jr.	69	Chairman Lake Champlain Transportation Company	Y	1983	2010

II	Patrick S. Robins	70	Chairman Symquest Group, Inc.	Y	1984	2010

II	Jeffrey L. Davis	56	President J. L. Davis, Inc.	Y	1993	2010

II	Bruce M. Lisman	62	Retired JP Morgan Chase	Y	2004	2010

III	Michael G. Furlong	58	Attorney Sheehey Furlong & Behm P.C.	Y	1991	2011

III	Robert A. Skiff	67	Retired Champlain College	Y	1984	2011

III	Lorilee A. Lawton	61	Owner & President Firetech Sprinkler Corp	Y	2003	2011

III	John A. Kane	56	Business Consultant	Y	2005	2011

Mr. Lisman is formerly a Senior Managing Director of Bear Stearns Companies. During 2008 he transitioned to the role of Chairman, Global Equity Division for JP Morgan Chase. Mr. Lisman retired during March of 2009.

Directors of Merchants Bank

All of the above-named directors are also directors of Merchants Bank. On July 17, 2008, our Board elected Karen J. Danaher to the Merchants Bank Board of Directors.

Shareholders will not vote on directors of Merchants Bank at the annual meeting. These directors are re-elected annually by our Board of Directors at the conclusion of their one-year terms.

Other Information about the Board and its Committees

Attendance of Directors

During 2008, eight meetings of our Board of Directors were held. All directors attended more than seventy-five percent of the meetings. All directors, with the exception of Bruce M. Lisman, attended in excess of seventy-five percent of the meetings of the committees of our Board of Directors on which they serve. During 2008, our Audit Committee and Nominating and Governance Committee met six times and five times, respectively. The Shareholder Value Committee did not meet during 2008. Additional information about these committees is set forth below.

The 2007 annual meeting was held on May 6, 2008. Directors present were Raymond C. Pecor Jr., Chair, Scott F. Boardman, Peter A. Bouyea, Jeffrey L. Davis, Michael G. Furlong, John A. Kane, Lorilee A. Lawton, Patrick S. Robins, Robert A. Skiff and Michael R. Tuttle. Our directors are encouraged, but not required to attend annual meetings.

Compensation of Directors

Only non-employee members of our Board of Directors received fees with respect to their services on our Board of Directors in 2008.

During 2008, members of our Board of Directors received a $4,000 annual retainer, paid in $1,000 quarterly installments. In addition, directors received an attendance fee of $500 for every meeting of our Board of Directors attended in person. Directors were paid $250 for all meetings attended via telephone. Committee members were paid $250 for each committee meeting attended, unless the committee meeting was held on the same day as a regular meeting of our Board of Directors, in which case the fee for committee meeting attendance was $125. Audit Committee members were paid $500 for each committee meeting attended. The chairperson of our Board of Directors received $5,000, paid in quarterly installments. Directors who served as committee chairpersons received $1,250, paid in quarterly installments.

During 2008, the fee schedule for members of the board of directors of Merchants Bank was identical to the schedule described above for our Board of Directors, except with regard to the annual retainer, which was $8,000, paid in $2,000 quarterly installments.

During 2008, members of the board of trustees of Merchants Trust Company were paid $250 per meeting for all meetings that occurred on days not concurrent with meetings of the board of directors of Merchants Bank.

In 2008, our Board of Directors and shareholders voted to adopt the 2008 Compensation Plan for Non-Employee Directors and Trustees. This plan permitted non-employee directors to defer receipt of their annual retainer and meeting fees by receiving those fees in the form of our common stock. If a participating director elected to have all or a specified percentage of his or her compensation for a given year deferred, that director was credited with a number of shares of our common stock equal in value to up to 125% of the amount deferred. The additional value represented a “risk premium,” taking into account that director’s commitment to the value of our common stock over the deferral period, as well as the risk of forfeiture under certain circumstances. The risk premium level was set at 20% for 2008 and 2009.

The following table sets forth information about fees earned by our non-employee directors for their service during 2008. The table includes compensation paid to directors who serve on our Board of Directors, as well as compensation paid for service on the boards of our subsidiaries, Merchants Bank and Merchants Trust Company.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Michael R. Tuttle	$ —	$ —	—	—	—	—	$ —
Scott F. Boardman	$ 4,625	$23,100	—	—	—	—	$27,725
Peter A. Bouyea	$ 6,750	$24,600	—	—	—	—	$31,350
Karen J. Danaher (2)	$ 7,000	$ —	—	—	—	—	$ 7,000
Charles A. Davis (3)	$ 1,250	$ —	—	—	—	—	$ 1,250
Jeffrey L. Davis	$ 8,375	$25,200	—	—	—	—	$33,575
Michael G. Furlong	$32,000	$ —	—	—	—	—	$32,000
John A. Kane	$28,250	$ —	—	—	—	—	$28,250
Lorilee A. Lawton	$ 6,750	$23,700	—	—	—	—	$30,450
Bruce M. Lisman	$ 5,000	$18,600	—	—	—	—	$23,600
Raymond C. Pecor, Jr.	$27,500	$ —	—	—	—	—	$27,500
Patrick S. Robins	$26,625	$ —	—	—	—	—	$26,625
Robert A. Skiff	$24,500	$ —	—	—	—	—	$24,500

(1)

Directors’ fees paid in stock include a 20% risk premium as provided in the 2008 Compensation Plan for
Non-Employee Directors.

(2)

On July 17, 2008, our board elected Ms. Danaher to the board of directors of Merchants Bank.

(3)

Mr. C. Davis resigned from our board on February 21, 2008.

Committees of the Boards of Directors

Our Board of Directors has designated the following committees: an Audit Committee, a Nominating and Governance Committee and a Shareholder Value Committee. The composition and objectives of each committee are described below. Our Board of Directors continues to review its committees and the independence and qualifications of its current committee members in light of changes required under the Sarbanes-Oxley Act of 2002 and by the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market.

Our Board of Directors has determined that a majority of the members of our Board of Directors are independent directors under the rules of The Nasdaq Stock Market and the Principles of Governance adopted by our Board of Directors. See “Ethics and Corporate Governance” below.

Audit Committee

The Audit Committee held six meetings in 2008. As described in the Audit Committee’s charter, a copy of which is available on our website at mbvt.com, the primary function of the Audit Committee is to promote quality and reliable financial reporting and adequate and effective internal controls for our company and its subsidiaries. It promotes the adequacy, independence and objectivity of the internal and external audit and loan review functions and the effective identification and management of risks throughout the organization. The Audit Committee is to assist our Board of Directors in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, the external auditor’s performance, qualifications and independence; and the performance of our internal audit function. In doing so, it is the goal of the Audit Committee to maintain free and open communication among the Audit Committee, external auditors and our management.

The Audit Committee currently consists of five members: John A. Kane, Chair, Scott F. Boardman, Peter A. Bouyea, Jeffrey L. Davis, and Lorilee A. Lawton. Each member of the Audit Committee is an “independent” director under SEC rules. No member of the Audit Committee is an employee of our company or any of its subsidiaries. We have not relied on exemptions for Audit Committee independence requirements contained in Rule 10A-3 under the Securities Exchange Act of 1934. The members of the Audit Committee are required to have extensive business and financial experience. They are also required to have a good understanding of financial statements, including our balance sheet, income statement, cash flow statement and quarterly and annual reports on Forms 10-Q and 10-K and related financial statements and disclosures. Our Board of Directors has determined that Mr. Kane qualifies as an Audit Committee “financial expert.”

The Audit Committee meets with our external and internal auditors and principal financial personnel to review quarterly financial results and the results of the annual audit (in both regular and executive sessions). The Audit Committee reviews and approves annual external auditor engagement plans, scopes and fees. The Audit Committee approves all fees and terms related to the annual independent audit as well as all permissible non-audit engagements of the external auditors. The Audit Committee pre-approves all audit and permissible non-audit services to be performed by the external auditors, giving effect to the “de minimis” exception for non-audit services set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

Nominating and Governance Committee

The Nominating and Governance Committee met five times in 2008. As described in the Nominating and Governance Committee’s charter, which is available on our website at mbvt.com, the Nominating and Governance Committee is responsible for reviewing and making recommendations regarding the compensation of our directors and executive officers, including salaries, bonuses, benefit plans, commissions, the grant of options and other forms of, or matters relating to, executive compensation. The Nominating and Governance Committee is also responsible for nominating directors for membership on committees and ensuring effective recruiting of directors as well as establishing and monitoring corporate governance guidelines. A copy of our corporate governance guidelines are available on our website at mbvt.com. The Nominating and Governance Committee reports to our Board of Directors and makes recommendations to our Board of Directors in all of the above matters.

The Nominating and Governance Committee will consider director candidates recommended by our shareholders. Any submissions for director candidates may be submitted to the Chairperson of the committee and sent to our corporate secretary, Lisa Razo, at 275 Kennedy Drive, South Burlington, VT 05403. These submissions will be considered on the basis of the same considerations applied to internally-nominated candidates.

The Nominating and Governance Committee’s goal is to nominate directors that bring a variety of perspectives and skills derived from business and professional experience to our company. Each director should have the necessary qualifications, professional background and core competencies to discharge his or her duties as well as the ability to add something unique and valuable to our Board of Directors as a whole. Each director should be able to contribute sufficient time to his or her duties. Each should possess certain core competencies, including:

•

Accounting or finance background;

•

Business or management experience;

•

Industry knowledge;

•

Customer based experience or perspective;

•

Crisis response experience;

•

Leadership;

•

Strategic planning experience;

•

Knowledge of the fundamentals of credit; and

•

Risk management experience.

The Nominating and Governance Committee keeps an active list of potential director candidates, which is reviewed and updated periodically. Our Board of Directors seeks to time the election of new directors to create a period of concurrent membership for new and retiring directors. This allows new directors to become fully oriented to their duties prior to the departure of retiring directors.

The Nominating and Governance Committee currently consists of five directors: Lorilee A. Lawton, Chair, Peter A. Bouyea, Michael G. Furlong, Bruce M. Lisman and Robert A. Skiff, each of whom is independent under the rules of the Nasdaq Stock Market. No member of the committee is an employee of our company or any of its subsidiaries.

Shareholder Value Committee

The function of the Shareholder Value Committee is to consider and make recommendations to our Board of Directors on proposals that affect the value of shareholders’ investment in common stock. During 2008, the Shareholder Value Committee consisted of the following individuals: Raymond C. Pecor, Jr., Chair, Peter A. Bouyea, Michael G. Furlong and Michael R. Tuttle.

Ethics and Corporate Governance

General

We and our subsidiary companies are governed in accordance with our respective charters and bylaws and the laws of Delaware and Vermont. Our Board of Directors is ultimately responsible to our shareholders for the well-being of the enterprise. Our directors have a fiduciary responsibility to act in good faith.

Independence

As reflected in the Principles of Governance adopted by our Board of Directors, as recommended by counsel, our Board has adopted categorical standards to assist it in making independence determinations. Under those standards, in determining independence each year, our Board of Directors will analyze each director’s relationship with us and our subsidiaries to determine whether our directors are independent under the rules of The Nasdaq Stock Market.

Our Board of Directors has determined that all of our current directors, except Mr. Tuttle, are “independent” within the meaning of the independence rules of The Nasdaq Stock Market.

Corporate Governance Guidelines

Our Board of Directors has adopted Principles of Governance. These principles serve as guidelines for the conduct of our Board of Directors. They reflect our Board’s commitment to ensuring adherence to good corporate governance principles. The corporate governance guidelines address a number of topics, including, among other things, director qualifications and responsibilities, the functioning of the Board of Directors, the responsibilities and composition of the Board committees, director compensation and annual Board review and self-evaluations. These guidelines are available on our website at mbvt.com. You may obtain a print copy of these guidelines free of charge by submitting a request to our corporate secretary at our principal administrative offices, which are located at 275 Kennedy Drive, South Burlington, Vermont 05403 telephone: (802) 658-3400.

Executive Sessions

All directors who are not employees of our company or its subsidiaries meet in executive session at least quarterly. All directors, except Mr. Tuttle, meet in executive session without our management at least twice a year. Our independent directors met three times during 2008 in executive sessions without members of management present.

In 2008 the Audit Committee and the Nominating and Governance Committee each conducted six and five executive sessions, respectively, without members of management present. Under their charters, these committees are authorized to retain and consult with external advisors, consultants and counsel.

Codes of Ethics

We have adopted comprehensive Codes of Ethics for senior officers and senior financial officers, in addition to the Code of Ethics we have adopted for all employees and directors. In February 2004, we established a confidential telephone and Internet hotline system for anonymous reporting of complaints and concerns regarding financial reporting. This system may be accessed by telephone at 1-866-850-1442 or via the Internet at ethicspoint.com. These codes are available on our website at mbvt.com.

Communications with Directors

Our Board of Directors provides a means for our shareholders to send communications to our Board of Directors, which can be found on our website at mbvt.com.

Disclosure and Certification

We practice full and timely public disclosure of material information. We use generally accepted accounting principles (“GAAP”) applied in the U.S. as the primary method for reporting results in our quarterly earnings releases and in our financial statements.

In order to provide additional transparency with respect to our financial statements, detailed quarterly and annual financial information is available on our website at mbvt.com. Our Chief Executive Officer and the Chief Financial Officer certify all quarterly and annual financial reports filed with the SEC.

Executive Officers

The names and ages of our executive officers and each executive officer’s position are listed below.

Name	Age	Positions

Michael R. Tuttle	54	President and Chief Executive Officer, Merchants and Merchants Bank
Janet P. Spitler	49	Senior Vice President, Treasurer and Chief Financial Officer, Merchants and Merchants Bank
Thomas S. Leavitt	50	Executive Vice President, Community Banking and Trust, Merchants Bank
Thomas R. Havers	59	Senior Vice President, Operating and Administrative Division Manager, Merchants Bank
Geoffrey R. Hesslink	44	Senior Vice President, Senior Lender, Merchants Bank
Molly Dillon	60	Senior Vice President, Merchants Bank; and President and Chief Executive Officer, Merchants Trust Company
F. Sheldon Prentice	58	Senior Vice President and General Counsel, Merchants and Merchants Bank

Mr. Tuttle, our President and Chief Executive Officer and President and Chief Executive Officer of Merchants Bank, served as Merchants Bank’s Executive Vice President and Chief Operating Officer from 1997 until his appointment as President and Chief Executive Officer of Merchants Bank, effective January 1, 2006. Mr. Tuttle was also appointed as our President and Chief Executive Officer, effective January 1, 2007.

Ms. Spitler has served as our Treasurer and Treasurer of Merchants Bank since 1995, and has served as our Chief Financial Officer and Chief Financial Officer of Merchants Bank since 1997. Ms. Spitler was also appointed as Senior Vice President of Merchants Bank in 2006, and as our Senior Vice President in January of 2009.

Mr. Leavitt has served as Executive Vice President for Community Banking and Trust of Merchants Bank since November 29, 2006. Prior to that time, Mr. Leavitt served as Senior Vice President of Merchants Bank’s Retail Banking division, a position he held since 1996.

Mr. Havers has served as Senior Vice President of Merchants Bank since 1983. He has served as Division Manager of Operations and Administration since 1990.

Mr. Hesslink has served as Senior Vice President and Senior Lending Officer of Merchants Bank since January 1, 2006. Prior to that time, Mr. Hesslink served as Vice President and Corporate Banking Officer of Merchants Bank, a position he held since 1996.

Ms. Dillon has served as Senior Vice President of Merchants Bank and President and Chief Executive Officer of Merchants Trust Company since April 4, 2008. From 2006 until April of 2008, Ms. Dillon served as Director for Personal Wealth Advisors for TD Banknorth Group, NA in Burlington, Vermont. Prior to that time, Ms. Dillon served as Regional Manager for Banknorth Investment Management Group of Vermont and New York from 1997 to 2006.

Mr. Prentice has served as Senior Vice President and General Counsel of Merchants and Merchants Bank since March 31, 2008. Mr. Prentice served as Senior Vice President, General Counsel and Secretary of Chittenden Corporation and Chittenden Bank from December 31, 1985 to March 31, 2008.

Compensation Discussion and Analysis

For purposes of the discussion below, the term “executive officers” refers to those individuals who served as our Chief Executive Officer, our Chief Financial Officer and our next three highest paid executive officers in 2008.

Compensation Philosophy

Our compensation program and philosophy for executive officers was developed during 1996 by the Nominating and Governance Committee and was approved by our Board of Directors in January 1997. The goals of this program are to:

•

attract, motivate and retain highly qualified and dedicated executive officers with competitive levels of compensation,

•

reward above-average corporate performance and recognize individual initiative and achievements,

•

integrate pay with our annual and long-term performance goals, and

•

align executive officers’ incentive with the promotion of shareholder value.

Our Principles of Governance, which were approved by our Board of Directors in October 2007, and are available on our website at mbvt.com, require compensation for the Chief Executive Officer (“CEO”) to be linked to the achievement of our strategic goals that improve our long-term performance. Accordingly, a significant portion of the CEO’s compensation should be at risk, depending upon our performance.

Role of the Nominating and Governance Committee

The Nominating and Governance Committee approves, administers and interprets our executive compensation and benefits policies. The Nominating and Governance Committee is appointed by our Board of Directors, and consists entirely of directors who are “independent” under the rules of The Nasdaq Stock Market, “outside directors” for purposes of Section 162(m) of the Internal Revenue Code and “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. During 2008, the Nominating and Governance Committee was comprised of Lorilee A. Lawton, Chair, Peter A. Bouyea, Bruce M. Lisman and Robert A. Skiff. On December 18, 2008, Michael G. Furlong was appointed to the Nominating and Governance Committee.

The Nominating and Governance Committee represents both us and our main operating subsidiary, Merchants Bank. The Nominating and Governance Committee is charged with providing independent review and oversight, promotion of corporate accountability for executive compensation, adoption of performance and base compensation policies for executive management, and review and approval of incentive plans for executive officers. The Nominating and Governance Committee reports to our Board of Directors, and makes recommendations to our Board of Directors in all of the above matters.

Employment Agreements

Each of the executive officers has entered into employment agreements with us with terms expiring December 31, 2011. These agreements are renewable after December 31, 2011 for successive one-year terms unless we notify the executive officer that his or her employment will terminate on December 31, 2011. These agreements contain standard terms and conditions customarily found in employment agreements for comparable executives, including those terms discussed in this paragraph.

If an executive officer is terminated without “cause” (as defined in these agreements) or the executive officer resigns for “good reason” (as defined in these agreements), in each case prior to the completion of the term of the employment agreement, we have agreed to pay in one lump sum, that executive officer’s salary for one year from the date of termination, with the dollar amount “grossed-up” so that the officer will receive such amount without the effect of local, state or federal income taxation.

Components of Executive Compensation

Our compensation program for all executive officers, including the CEO, consists of four key components, which are reviewed regularly by the Nominating and Governance Committee:

•

Salary

•

Incentive Bonus

•

Long-Term Compensation

•

Other Benefits

We offer no perquisites of any kind to any of our executive officers. Executive officers are not entitled to any severance or change-in-control payments beyond those described in the “Employment Agreements” section above.

Salary

Base salaries for the executive officers are compared to the median of salaries of their counterparts within a peer group comprised of similarly-sized community banks, as established from time to time by the Nominating and Governance Committee. Levels of executive compensation are set at levels that the Nominating and Governance Committee believes to be consistent with our peers.

The performance of the CEO is evaluated annually by the Nominating and Governance Committee in the following four categories:

1.

development of specific strategic plan objectives,

2.

operational impact on company morale, customer satisfaction, our public image, company efficiency and flexibility, and research and development of leading edge products, services and technologies,

3.

management style and effectiveness in relation to our customers, shareholders, employees, executive officers, board and committee members, and the media and community, and

4.

effectiveness of leadership in:

a.

developing appropriate strategies and gaining support from our Board of Directors and its committees to achieve these strategies,

b.

setting the “tone at the top” for our ethics, customer relations, reputation and ensuing results; fostering an environment for leadership development at all levels within our company; and

c.

working collaboratively with our Board of Directors and committees and communicating information in a timely manner to ensure full and informed consent regarding matters of governance.

The CEO evaluates the performance of our executive officers (other than himself) annually. Each executive officer’s annual performance review serves as the basis for adjustments to his or her base salary. Individual performance evaluations are tied closely to achievement of short-term and long-term goals and objectives, individual initiative, team-building skills, level of responsibility and above average corporate performance. The CEO makes annual recommendations to the Nominating and Governance Committee for changes to executive officer salaries for the following fiscal year based on individual performance within their respective areas of expertise, the CEO’s assessment of their contributions to our earnings and growth during the year, as well as their management style and effectiveness in relation to our customers, shareholders, employees, fellow executive officers, board and committee members and the community. The Nominating and Governance Committee reviews these recommendations and makes its final recommendations to our Board of Directors.

Decisions regarding compensation for executive officers, including that of the CEO, are approved by our Board of Directors based on the recommendations from the Nominating and Governance Committee.

Incentive Bonus

Executive officers, including the CEO, are eligible to receive annual bonuses based on achievement of certain performance goals established at the end of the previous calendar year. Typically, these bonuses are tied to specific profitability targets. The plan is multi-pronged, with specific targets set for overall earnings, Return on Average Assets (“ROAA”) and Return on Average Equity (“ROAE”). For 2009 an additional component for a comparison to a peer group ROAE was added to the plan. The award targets are multi-level, meaning that there is one target, below which no award is earned, then successively higher targets that result in an increased award, up to a maximum award. The incentive awards are expressed as a percentage of base salary earned at each target level. Our Board of Directors has the discretion to determine the amount and manner of executive bonuses. Bonuses for 2008 performance were calculated and paid in 2009.

Long-Term Compensation

We award long-term incentive grants in the form of stock options to our executive officers. These awards are consistent with our pay-for-performance principles and align the interests of our executive officers to the interest of our shareholders. Our Nominating and Governance Committee reviews and recommends to our Board of Directors the amount of each award to be granted to each executive officer and our Board of Directors approves each award.

Our executive officers are eligible to receive annual awards of stock options, although an annual stock option grant is not guaranteed. Individual determinations are made by the Nominating and Governance Committee with respect to the frequency and number of stock options to be recommended to be granted to the executive officers. In making these determinations, the Nominating and Governance Committee considers performance relative to our strategic and financial objectives, the previous year’s individual performance of each executive officer and the market pay level for the executive officer.

Stock options are awarded pursuant to our stock option plan. Stock options granted under this plan may be either incentive stock options or non-qualified stock options, as determined at the discretion of our Board of Directors and as reflected in the terms of written option agreements.

Options were awarded to executive officers during 2008 as detailed in the table below.

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise Price of Option Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

Michael R. Tuttle	6/9/2008	—	—	—	—	—	—	—	7,175	$22.93
Janet P. Spitler	6/9/2008	—	—	—	—	—	—	—	5,363	$22.93
Thom as R. Havers	6/9/2008	—	—	—	—	—	—	—	5,363	$22.93
Thomas S. Leavitt	6/9/2008	—	—	—	—	—	—	—	6,231	$22.93
Geoffrey R. Hesslink	6/9/2008	—	—	—	—	—	—	—	5,363	$22.93

The following table sets forth outstanding equity awards to our executive officers at December 31, 2008. In addition, this table includes the number of shares remaining unexercised underlying both “exercisable” (i.e. vested) and “unexercisable” (i.e. unvested) stock options as of December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Michael R. Tuttle	14,495	—	—	$17.50	8/19/2009	—	—	—	—
	—	7,175	—	$22.93	6/9/2018	—	—	—	—
Janet P. Spitler	9,318	—	—	$17.50	8/19/2009	—	—	—	—
	209	—	—	$15.50	8/17/2010	—	—	—	—
	—	5,363	—	$22.93	6/9/2018	—	—	—	—
Thomas R. Havers	10,871	—	—	$17.50	8/19/2009	—	—	—	—
	—	5,363	—	$22.93	6/9/2018	—	—	—	—
Thomas S. Leavitt	10,871	—	—	$17.50	8/19/2009	—	—	—	—
	—	6,231	—	$22.93	6/9/2018	—	—	—	—
Geoffrey R. Hesslink	—	10,000	—	$26.63	8/16/2016	—	—	—	—
	—	5,363	—	$22.93	6/9/2018	—	—	—	—

The following table sets forth details regarding stock option exercises by the executive officers in 2008, including the aggregate value realized upon exercise. “Value realized upon exercise” represents the excess of the closing price of our common stock over the exercise price, in each case on the date of exercise.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

Michael R. Tuttle	13,278	$45,942	—	—
Janet P. Spitler	8,682	$21,900	—	—
Thomas R. Havers	17,029	$78,559	—	—

Other Benefits

Our executive officers are also eligible for other benefits available to all other employees on substantially the same terms, such as our 401(k) plan, and health, dental, and life insurance plans.

•

401(k) plan: We match individual plan contributions for participating employees, including the executive officers, on a dollar-for-dollar basis, up to 4.5% of annual salary up to annual IRS maximums.

•

Medical and dental health insurance plans.

•

Life insurance plan (benefit equal to one time annual salary) and long-term disability insurance plan.

CEO Compensation

Mr. Tuttle’s base salary for 2008 and 2009 was set at $202,000 and $220,000, respectively.

The relative difference between CEO compensation and the compensation of our other executive officers has decreased over the last ten years as increases in compensation for our other executive officers has been greater than increases in CEO compensation. Currently the CEO base compensation is 1.33 times the compensation of the next highest paid executive officer.

Summary

The following table sets forth a summary of compensation paid to each of our executive officers during 2008 and 2007.

SUMMARY COMPENSATION TABLE (1)

Name	Year	Salary	Bonus	Option Awards	Change in Pension Value and Non-Qualified Deferred Compensation	All Other Compensation (2)	Total

Michael R. Tuttle	2008	$201,779	$50,000	$28,500	$ 4,859	$ 8,222	$293,360
President and CEO	2007	$190,008	$ 9,500	—	$ 1,082	$ 8,611	$209,201
Janet P. Spitler, SVP	2008	$149,856	$30,000	$21,300	$ 1,981	$ 9,406	$212,543
CFO and Treasurer	2007	$142,152	$ 7,100	—	$ 490	$ 6,564	$156,306
Thomas S. Leavitt,	2008	$166,014	$32,000	$24,750	—	$12,379	$235,143
Executive Vice President	2007	$164,886	$ 8,001	—	—	$ 7,606	$180,493
Thomas R. Havers,	2008	$149,856	$30,000	$21,300	$42,890	$ 7,063	$251,109
Senior Vice President	2007	$142,002	$ 7,100	—	$10,916	$ 6,870	$166,888
Geoffrey R. Hesslink,	2008	$155,856	$50,000	$21,300	—	$ 7,063	$234,219
SVP Senior Lender	2007	$141,825	$ 7,100	—	—	$ 6,485	$155,410

Notes of Explanation:

(1)

Our compensation plan for executive officers does not provide for stock awards or non-equity incentive compensation; no stock awards or non-equity incentives were awarded to our executive officers during 2008.

(2)

Primarily represents contributions made by us on behalf of the executive officers to the Merchants Bank 401(k) Plan.

Nominating and Governance Committee Report

The Nominating and Governance Committee reviewed and discussed the above Compensation Discussion and Analysis with our management. Based on the review and discussion, the Nominating and Governance Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Lorilee A. Lawton, Chair

Peter A. Bouyea

Michael G. Furlong

Bruce M. Lisman

Robert A. Skiff

Retirement Benefits

Prior to January 1995, we maintained a noncontributory defined benefit plan covering all eligible employees. During 1995, this plan was curtailed. Accordingly, all accrued benefits were fully vested and no additional years of service or age will accrue. The retirement benefits listed in the table below take into consideration the Social Security offset amount which is based on the law in effect on January 1, 1994. The present value of accumulated benefit was determined using the same assumptions used for financial reporting purposes under generally accepted accounting principles for 2008.

PENSION BENEFITS

Name	Plan Name	Number of Service Years Credited	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Thomas R. Havers	The Merchants Bank Pension Plan	23	$224,233	—
Janet P. Spitler	The Merchants Bank Pension Plan	4	$ 10,121	—
Michael R. Tuttle	The Merchants Bank Pension Plan	4	$ 22,827	—

Due to the frozen status of the plan, no further years of service will accrue. The annual retirement benefits for Mr. Tuttle, Ms. Spitler and Mr. Havers under the plan are approximately $4,000, $2,000 and $28,000, respectively. Mr. Havers is the only executive currently eligible for early retirement. Participants are eligible for early retirement upon obtaining age 55 and completing 10 years of vesting service.

Related Party Transactions

As described below under “Nominating and Governance Committee Interlocks and Insider Participation,” we engage in banking transactions in the ordinary course of business with our directors and officers and with their immediate family and associates.

We have established guidelines for review of third party contracted services, which are reviewed annually by the Audit Committee. Our officers are assigned responsibility for review of service levels of outsourced technology service providers and vendors that pose the highest risk exposure within the guidelines established by the Federal Financial Institutions Examination Council (“FFIEC”). New service relationships considered for engagement with our insiders of Merchants Bank (defined by the FFIEC as individuals, their direct family members and business associates who are executive officers or directors of us and/or Merchants Bank) must be bid by at least one other service provider. Merchants Bank’s Board of Directors may require a third party analysis/review to substantiate the results of a new service contract with an insider.

Renewals of existing contracts with insiders of us or Merchants Bank do not require re-bidding or a third party analysis. However, the CEO or the Board of Directors of Merchants Bank may require either or both prior to reviewing a recommendation for a contract renewal.

We obtained legal services during 2008 from the firm of Sheehey Furlong & Behm P.C., of which Michael G. Furlong is a principal member. Mr. Furlong is a member of our Board of Directors and is the Chairman of Merchants Bank’s Board of Directors. We paid fees totaling approximately $18,000 to Mr. Furlong’s firm in 2008.

During 2008, we purchased copier equipment and supplies from SymQuest Group, Inc. totaling approximately $77,000. Patrick S. Robins, who is the Chairman of the Board of SymQuest Group, Inc., is a member of our Board of Directors and the boards of directors and trustees of Merchants Bank and Merchants Trust Company.

We obtained insurance during 2008 through an insurance agency, of which Scott F. Boardman, a nominee for election to our Board of Directors, is president. In 2008, commissions paid to this insurance agency and to other related interests of Mr. Boardman, totaled approximately $134,000.

In the opinion of our management, the terms of these transactions were no less favorable to us than those we could have obtained from an unrelated party providing comparable premises or services.

Nominating and Governance Committee Interlocks and Insider Participation

Certain of our directors and executive officers, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated, are, or during 2008 were, also customers of Merchants Bank in the ordinary course of business. As permitted by applicable law, these persons may have had loans outstanding during 2008, and it is anticipated that these persons and their associates will continue to be customers of and indebted to Merchants Bank in the future. All of these loans were made in the ordinary course of business, and did not involve more than normal risk of collectibility or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons and, where required by law, received prior approval by Merchants Bank’s Board of Directors. At December 31, 2008, these loans totaled approximately $3.54 million (4.4% of total shareholders’ equity). None of these loans to directors, executive officers, or their associates are nonperforming.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 6, 2009, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of our common stock; (ii) each of our executive officers and directors and (iii) all executive officers and directors as a group.

The number of shares beneficially owned by each 5% shareholder, director or executive officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days after March 6, 2009 through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (3)(4)		Percent of Common Stock Beneficially Owned (2)

5% Shareholders
General Educational Fund, Inc.	362,405	(5)	6%
275 Kennedy Drive
South Burlington, Vermont

Merchants Bank 401(k) Employee Stock Ownership Plan	432,583	(6)	7%
275 Kennedy Drive
South Burlington, Vermont
	419,879	(7)	7%
Charles A. Davis
Stone Point Capital LLC
20 Horseneck Lane
Greenwich, Connecticut

Columbia Management Advisors, Inc.	311,495	(8)	5%
101 South Tyron
Charlotte, North Carolina

Directors and Named Executive Officers
Scott F. Boardman	5,464	(9)	*
Peter A. Bouyea	88,050	(10)	1%
Karen J. Danaher	100		*
Jeffrey L. Davis	28,830	(11)	*
Molly Dillon	100		*
Michael G. Furlong	7,027		*
Thomas R. Havers	50,519	(12)	*
Geoffrey R. Hesslink	382,392	(5)	6%
John A. Kane	8,552	(15)	*
Lorilee A. Lawton	8,983		*
Thomas S. Leavitt	42,181		*
Bruce M. Lisman	6,030		*
Raymond C. Pecor, Jr.	251,528	(13)	4%
F. Sheldon Prentice	104		*
Patrick S. Robins	77,411		1%
Robert A. Skiff	5,712		*
Janet P. Spitler	332,548	(14)	5%
Michael R. Tuttle	52,686		*

Directors and Executive Officers as a Group (eighteen persons)	1,348,217		22%

*

Shareholdings represent less than 1.0% of class

(footnotes continued on following page)

NOTES:

(1)

The address for all executive officers and directors is c/o Merchants Bancshares, Inc., 275 Kennedy Drive, South Burlington, Vermont 05403.

(2)

For each person and group included in this table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 6,079,351 shares of common stock outstanding as of March 6, 2009, plus the number of shares of common stock that person or group has the right to acquire within 60 days after March 6, 2009.

(3)

Includes the following number of shares of common stock issuable upon the exercise of outstanding stock options which were exercisable within 60 days after March 6, 2009 as follows:

Directors and Named Officers	Vested Options

Mr. Havers:	10,871
Mr. Leavitt:	10,871
Ms. Spitler:	9,527
Mr. Tuttle:	8,309
All executive officers as a group:	39,578

(4)

Does not include the following number of shares of common stock which certain directors and executive officers have the right to receive on a deferred basis pursuant to our prior and current deferred compensation plans for directors and executive salary continuation plan:

Directors and Named Officers	Deferred Shares

Mr. Boardman:	4,670
Mr. Bouyea:	31,877
Mr. J. Davis:	31,152
Mr. Furlong:	8,149
Mr. Havers:	9,203
Mr. Kane:	2,053
Ms. Lawton	13,929
Mr. Lisman:	4,560
Mr. Pecor:	43,007
Mr. Robins:	31,426
Dr. Skiff:	31,370
All executive officers and directors as a group:	211,396

The individuals named above do not have the power to vote or dispose of these deferred shares. Ms. Spitler, on behalf of us and Merchants Bank, has the authority to vote these deferred shares.

(5)

Includes 362,405 shares held by the General Educational Fund, Inc. (the “Fund”), of which Messrs. Geoffrey R. Hesslink, Senior Vice President of Merchants Bank, Michael Breen, Vice President of Merchants Bank, and Joseph L. Boutin, who served as President/CEO and Director of Merchants from 1994 through 2005, and as President/CEO and Director of Merchants Bank from 1994 through 2006, are trustees, and, as such, may be deemed to beneficially own all shares held by the Fund because they share the power to vote and dispose of the shares held by the Fund. Each of Messrs. Hesslink, Breen and Boutin disclaims beneficial ownership of shares held by the Fund.

(6)

Information has been obtained from Schedule 13G/A, filed February 11, 2009 with the SEC by the Merchants Bank 401(k) Employee Stock Ownership Plan. While 401(k) Employee Stock Ownership Plan participants have the right to designate how shares allocated to their respective accounts are to be voted, the Plan’s trustee, Merchants Trust Company, is authorized to vote the shares for which participants make no designation in connection therewith.

(7)

Until February 21, 2008, Mr. C. Davis was a member of our Board of Directors.

(footnotes continued on following page)

(8)

Information has been obtained from Schedule 13G, filed February 11, 2009 with the SEC by Columbia Management Advisors, Inc. Columbia Management Advisors, LLC is wholly-owned by Bank of America Corporation and contains investment of the Company`s shares by other affiliates of Bank of America Corporation; i.e., NB Holdings Corporation, BAC North America Holding Company, BANA Holding Corporation, Bank of America N.A., and Columbia Management Group, LLC. Bank of America Corporation has shared voting power of 300,413 shares and shared dispositive power of 311,495 shares. NB Holdings Corporation has shared voting power of 300,413 shares and shared dispositive power of 311,495 shares. BAC North America Holding Company has shared voting power of 300,413 shares and shared dispositive power of 311,495 shares. BANA Holding Corporation has shared voting power of 300,413 shares and shared dispositive power of 311,495 shares. Bank of America, NA has shared voting power of 300,413 shares and shared dispositive power of 311,495 shares. Columbia Management Group, LLC has shared voting power of 299,834 shares and shared dispositive power of 310,916 shares. Columbia Management Advisors, LLC has sole voting power of 299,834 shares and sole dispositve power of 308,154 shares. Columbia Management Advisors, LLC also has shared dispositive power of 2,762 shares.

(9)

Includes 5,452 shares owned by Mr. Boardman’s spouse.

(10)

Includes 1,317 shares owned by Mr. Bouyea’s spouse, and 2,901 shares owned by Mr. Bouyea’s adult daughter for which Mr. Bouyea has investment and voting control; Mr. Bouyea disclaims beneficial ownership of these shares.

(11)

Includes 5,896 shares held in trust for Mr. J. Davis’ minor children, 530 shares held directly by Mr. J. Davis’ minor children and 1,260 shares held directly by Mr. J. Davis’ spouse. Also includes 595 shares held by a family trust, of which Mr. J. Davis is trustee. Mr. J. Davis disclaims beneficial ownership of these shares.

(12)

Includes 14,750 shares held by Mr. Havers as trustee of the Havers Family Foundation.

(13)

Includes 15,000 shares held in the Pecor Family Foundation and 19,500 shares held by Mr. Pecor’s spouse.

(14)

Includes 307,809 deferred shares held in various trusts related to our former and current deferred compensation plans for directors and executive salary continuation plan. See Note 4. Ms. Spitler, on behalf of us and Merchants Bank, has the authority to vote these deferred shares. Ms. Spitler disclaims beneficial ownership of the shares held in these trusts.

(15)

Includes 8,000 shares held in trust for Mr. Kane’s children for which Mr. Kane’s wife is trustee. Mr. Kane disclaims beneficial ownership of the shares held in these trusts.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and 10% shareholders to file reports of ownership (Form 3) and changes of ownership (Forms 4 and 5) with respect to our common stock with the SEC. Executive officers, directors and 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of reports furnished to us with respect to 2008, no director or officer failed to file any applicable Section 16(a) reports in 2008.

APPROVAL OF A TECHNICAL MODIFICATION TO THE MERCHANTS BANCSHARES, INC.

2008 STOCK OPTION PLAN

(Proposal Number 2)

Our Board of Directors voted at their meeting on February 19, 2009 to modify the 2008 Stock Option Plan (the “Plan”), which was approved by our shareholders at our 2008 Annual Meeting. The following summary of the principal features of the 2008 Stock Option Plan is qualified by reference to the text of the 2008 Stock Option Plan. Shareholders are urged to read the actual text of the plan in its entirety, which is set forth as Appendix A to this proxy statement.

In our 2008 Proxy Statement, we stated that, “under the Plan, the total number of shares of common stock that may be subject to the granting of awards will equal 600,000 shares,” and our Board approved the 600,000 shares of availability at its February 21, 2008 meeting. Unfortunately, there was an incorrect number provided in Section 3(a) of the Plan which was attached as Appendix B to the 2008 Proxy Statement as follows: “Subject to adjustment as provided in Section 10 below, the aggregate number of shares of Stock (“Shares”) reserved and available to delivery under the Plan be 400,000.”

It is not certain that our Board may correct this mistake without shareholder approval; therefore, we are seeking shareholder approval to insert the intended 600,000 share number.

Vote Required

Proposal 2 requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and voting at the annual meeting. Executed proxies with no instructions indicated on those proxies with respect to Proposal 2 will be voted for Proposal 2.

Recommendation

Our Board of Directors believes that approval of the 2008 Stock Option Plan is in our and our shareholders best interests because the 2008 Stock Option Plan will enable us to attract and retain qualified individuals to serve as executive officers.

Our Board of Directors recommends that the shareholders vote “FOR” the approval of a technical modification to the 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants.

Relationship with Registered Independent Public Accountants

The Audit Committee has selected the firm of KPMG LLP, independent public accountants, as our auditors for 2009. We have been advised by KPMG LLP and by the directors themselves that neither it nor any of its members or associates has any relationship with us or our subsidiaries, other than as independent auditors.

Representatives of KPMG LLP will be present at the annual meeting, will have an opportunity to make any statement that they may desire to make, and will be available to answer appropriate questions from shareholders.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2008 with our management.

The Audit Committee has discussed with KPMG LLP, our registered independent public accounting firm, the matters required to be discussed under professional auditing standards.

The Audit Committee has received the written disclosures and the letter required from KPMG LLP by relevant professional and regulatory standards, and has discussed their independence with KPMG LLP.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 and fees billed for other services provided by KPMG LLP during 2008 and 2007.

	2008	2007

Audit fees (1)	$234,000	$242,000
Tax fees (2)	59,225	36,150
Total fees	$293,225	$278,150

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in the quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)

Tax fees consisted of fees for tax consultation and tax compliance services.

KPMG LLP did not render any professional services to us in connection with the design or implementation of financial information systems during the year ended December 31, 2008.

The Audit Committee has considered whether, and has determined that, the provision of the services described above is compatible with maintaining KPMG LLP’s independence.

Based on the review and discussions with management and KPMG LLP described above, the Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and for filing with the SEC.

Submitted by the Audit Committee

John A. Kane, Chair

Scott F. Boardman

Peter A. Bouyea

Jeffrey L. Davis

Lorilee A. Lawton

Other Matters

We know of no additional matters which are likely to be presented for action at the annual meeting other than the proposals specifically set forth in the notice and referred to in this proxy statement. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting under that proxy will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Submission of Shareholder Proposals for 2010 Annual Meeting

Shareholders who desire to submit proposals for the consideration of our shareholders at our 2010 annual meeting of shareholders, scheduled to be held on or about Tuesday, May 4, 2010, will be required, pursuant to a rule of the SEC, to deliver any proposal to be included in the proxy statement and form of proxy for the 2010 annual meeting to Merchants on or prior to December 4, 2009. Please forward any shareholder proposals to our corporate secretary at the address indicated below.

Annual Report

A copy of our annual report on Form 10-K for the year ended December 31, 2008, which includes audited financial statements, has been mailed to all shareholders with this proxy statement and has been filed with the SEC. The 10-K is not to be regarded as proxy soliciting material. Additional copies of the 10-K may be obtained by shareholders without charge on written request to the our corporate secretary, Lisa Razo, at Merchants at 275 Kennedy Drive, South Burlington, VT 05403. The 10-K may also be obtained from our webpage at mbvt.com.

Annual Disclosure Statement

Pursuant to 12 CFR 350 of the rules and regulations of the Federal Deposit Insurance Corporation, a copy of Merchants Bank’s Annual Disclosure Statement may be obtained without charge by contacting the person indicated below. The Annual Disclosure Statement presents Merchants Bank’s financial condition and results of operations for the fiscal years ended 2007 and 2008.

Merchants Bank

Andrew T. Kloeckner, AVP & Compliance Officer

275 Kennedy Drive

South Burlington, VT 05403

Telephone (802) 658-3400

By Order of the Board of Directors,

Lisa Razo Corporate Secretary Merchants Bancshares, Inc. 275 Kennedy Drive South Burlington, VT 05403

Appendix A

MERCHANTS BANCSHARES, INC.

2008 STOCK OPTION PLAN

1.

Purpose.

The purpose of the Merchants Bancshares, Inc. 2008 Stock Option Plan (the “Plan”) is to provide an incentive to certain employees of Merchants Bancshares, Inc. a Delaware corporation (the “Company”), and its subsidiaries, by granting to such employees: (i) incentive stock options (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) options not constituting ISOs (“NQSOs”), in either case to acquire common stock, ($.01) par value of the Company (“Stock”). Options granted under this Plan may be either ISO’s or NQSO’s, as determined at the discretion of the Committee (as defined below) and as reflected in the terms of the written option agreements.

2.

Effective Date and Term of the Plan.

(a)

The Plan is effective as of February 21, 2008 (the “Effective Date”), subject to subsequent approval, within 12 months of its adoption by the Board of Directors of the Company (the “Board”), by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Stock may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Options may be granted subject to shareholder approval, but may not be exercised in the event the shareholder approval is not obtained.

(b)

Unless sooner terminated, the Plan shall continue in effect from the Effective Date until the day before the tenth anniversary of the Effective Date (the “Termination Date”). In no event shall an ISO or NQSO (collectively “Options”) be granted after the Termination Date. Options granted prior to the Termination Date shall remain in effect until their exercise, surrender, cancellation or expiration in accordance with the terms of the written option agreement.

3.

Stock Subject to the Plan.

(a)

Subject to adjustment as provided in Section 10 below, the aggregate number of shares of Stock (“Shares”) reserved and available to delivery under the Plan shall be 600,000.

(b)

If any Option granted under the Plan expires, terminates or is canceled without having been exercised in full, the number of Shares as to which the Option has not been exercised shall become available for future grants under the Plan.

(c)

Upon exercise of an Option, the Company may issue authorized but unissued Shares, Shares held in its treasury, or both.

(d)

Shares issued upon the exercise of an Option shall be fully paid and nonassessable.

(e)

Unless otherwise determined by the Committee, no fractional Share shall be issued or transferred upon exercise of an Option under the Plan.

A—1

4.

Administration of the Plan.

(a)

Committee. The Plan shall be administered by a Committee of the Board (the “Committee”). The Committee shall initially consist of the entire Board. However, the Board may elect at any time to provide that the Committee shall consist of not less than two members, each of whom shall be a Director who is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “Independent” within the meaning of the rules of the Nasdaq Stock Market or any other national securities exchange on which the Stock is listed for trading. The Committee shall be appointed by, and serve at the pleasure of, the Board.

(b)

Authority. Subject to the specific limitations and restrictions set forth in the Plan, the Committee shall have the authority: (i) to grant ISOs to employees whom the Committee determines are key to the success of the Company (“Key Employees”); (ii) to grant NQSOs to such employees as the Committee shall select (the grantee of an ISO or NQSO being hereinafter referred to as an “Optionee”); (iii) to make all determinations necessary or desirable for the administration of the Plan including, within any applicable limits specifically set out in the Plan, the number of Shares that may be purchased under an Option, the price at which an Option may be exercisable, and the period during which an Optionee must remain in the employ of the Company or a subsidiary of the Company prior to the exercise of an Option; (iv) to construe the respective Option agreements and the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of the respective Option agreements, which need not be identical, (vii) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option granted under the Plan, in a manner that the Committee deems necessary or desirable; (viii) to amend any Option granted under the Plan, subject to the provisions of the Plan; (ix) to grant to Optionees in exchange for their surrender of Options, new Options containing such other terms and conditions as the Committee shall determine; and (x) to make other determinations that, in the judgment of the Committee, are necessary or desirable for the administration of the Plan. Any interpretation or decision of the Committee shall be final and conclusive. Nothing in this Section 4(b) shall give the Committee the right to increase the total number of Shares that may be purchased on exercise of Options (except as provided in Section 10 below), to extend the term of the Plan, or to extend the period during which an ISO is exercisable beyond ten years from the date of grant thereof. The Committee may delegate to officers of the Company and its subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Options granted to Optionees subject to Section 16 of the Exchange Act in respect of the Company and will not cause Options intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)

Liability/Protection. The Committee, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee, the Company’s independent auditors or any other consultants or agents assisting in the administration of the Plan. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to serving as a member of the Committee. Service as a member of the Committee shall constitute service as a member of the Board of Directors, so that members of the Committee shall be entitled to indemnification for their service on the Committee to the full extent provided for service as members of the Board of Directors.

5.

Option Grants.

(a)

Option Agreement. The Committee shall have sole authority to grant Options under this Plan. Each Option granted under the Plan shall be evidenced by a stock option agreement (the “Option Agreement”). The Option Agreement shall be subject to the terms and conditions of the Plan and may contain additional terms and conditions (which may vary from Optionee to Optionee) not inconsistent with the Plan, as the Committee may deem necessary

A—2

or desirable. Appropriate officers of the Company are hereby authorized to execute and deliver Option Agreements, and amendments thereto, in the name of the Company, but only to the extent consistent with this Plan.

(b)

Exercise Price. The Exercise Price of each Share subject to an Option granted under the Plan shall be determined by the Committee at the time the Option is granted, and shall be specified in the Option Agreement. The Exercise Price shall not be less than (i) in the case of a grant of an ISO to a Key Employee who, at the time of the grant, is not a Ten Percent Shareholder, as defined below, one hundred percent (100%) of the fair market value of a Share as determined on the date the Option is granted; (ii) in the case of a grant of an ISO to a Key Employee who, at the time of grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary (a “Ten Percent Shareholder”), one hundred ten percent (110%) of the fair market value of a Share, as determined on the date the Option is granted; or (iii) in the case of a NQSO, the price determined by the Committee. The fair market value of the Stock for purposes of determining the Exercise Price shall be determined by the Committee in accordance with any reasonable method of valuation consistent with applicable requirements of Federal tax law, including, as applicable, the provisions of Code Section 422(c)(8). The Exercise Price shall be subject to adjustment in accordance with Section 10 hereof.

(c)

Number of Shares. Each Option Agreement shall specify the number of Shares which the Optionee may purchase. The aggregate fair market value (determined at the time the Option is granted), of Shares with respect to which an ISOs granted to any Key Employee are to become exercisable for the first time during any calendar year (under the Plan and any other plan of the Company and its subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). The application of the limitation set forth in the preceding sentence to any individual Option shall be determined by the Committee subject to applicable rules and regulations under Code Section 422.

(d)

Option Term. The Committee shall determine the length of the Option term, except that no Option term shall extend for a period greater than ten (10) years from the date of grant.

6.

Exercise of Options.

Subject to applicable law and the terms and conditions of the Plan, an Option granted under the Plan shall be exercisable at such time, or times, upon the occurrence of such event or events, for such period or periods, in such amount or amounts, and upon the satisfaction of such terms and conditions including, without limitation, terms and conditions relating to notice of exercise, date the Option is deemed exercised, delivery and transferability of Shares and withholding of taxes, as the Committee shall determine and specify in the Option Agreement. The Committee shall have the authority to allow a form of payment other than cash (such as Stock or the withholding of Shares otherwise deliverable pursuant to an Option) to the extent consistent with applicable requirements of Federal tax law.

7.

Expiration of Options.

The unexercised portion of any Option granted under the Plan shall automatically and without notice expire at the earlier to occur of the following:

(a)

the expiration of ten (10) years from the date on which the Option is granted, or such shorter term as may be specified in the Option Agreement; or

(b)

the expiration of the period specified in the Option Agreement following the termination of the Optionee’s employment with the Company. Anything to the contrary notwithstanding, in the case of an ISO, such Option shall by its terms not be exercisable after the expiration of ten (10) years (or, in the case of an Option granted to a Ten Percent Stockholder, five (5) years) from the date such Option is granted.

A—3

8.

NonTransferability of Options.

(a)

No Option granted under the Plan shall be transferable by an Optionee other than by will or the laws of descent or distribution. During the lifetime of an Optionee, an Option shall be exercisable only by the Optionee. Except as otherwise determined by the Committee, any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of, or to subject to execution, attachment or similar process, any Option other than as permitted above shall be null and void and of no effect, and shall result in the forfeiture of all rights as to such Option.

(b)

The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Stock subject to the Option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with applicable Federal and state securities laws.

(c)

Notwithstanding any provision of the Plan or the terms of any Option granted pursuant to the Plan, the Company shall not be required to issue any Shares if such issue or transfer would, in the judgment of the Committee, constitute a violation of any state or Federal law or the rules or regulations of any governmental regulatory body or any securities exchange. Each Option may be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration, or qualification of the Shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent, or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, or qualification.

9.

No Special Rights.

Until an Optionee has made payment of the Exercise Price, has paid or has had satisfied any applicable withholding taxes, and has had issued to him a certificate or certificates for the Shares so acquired, the Optionee shall have no rights as a stockholder of the Company with respect to the Stock. No Option granted under the Plan shall confer upon an Optionee any right to continued employment with the Company or its subsidiaries, nor shall it interfere in any way with the right of the Company or its subsidiaries to terminate an Optionee’s employment at any time.

10.

Adjustments for Change in Capital Structure and Special Transactions.

(a)

Recapitalization, etc. In the event of a stock dividend, stock split, or recapitalization, or a corporate reorganization in which the Company is a surviving corporation (and the shareholders of the Company prior to such transaction continue to own at least 50% of the capital stock of the Company after such transaction), including without limitation a merger, consolidation, splitup or spinoff, or a liquidation, or distribution of securities or assets other than cash dividends (a “Restructuring Event”), the number or kinds of Shares subject to the Plan or to any Option previously granted, and the Exercise Price, shall be adjusted proportionately by the Committee to reflect such Restructuring Event. For example, in the case of a two for one stock split, the number of Shares issuable upon exercise of an option would be doubled and the exercise price of such option would be decreased by one half.

(b)

Special Transactions. In the event of a merger, consolidation, or other form of reorganization of the Company with or into another corporation (other than a merger, consolidation, or other form of reorganization in which the Company is the surviving corporation and the shareholders of the Company prior to such transaction continue to own at least 50% of the capital stock of the Company after such transaction), a sale or transfer of all or

A—4

substantially all of the assets of the Company or a tender or exchange offer made by any corporation, person or entity (other than an offer made by the Company), all Options held by any Optionee shall be fully vested and exercisable by the Optionee. Furthermore, the Committee, either before or after the merger, consolidation or other form of reorganization, may take such action as it determines in its sole discretion with respect to the number or kinds of Shares subject to the Plan or any Option under the Plan. Such action by the Committee may include (but shall not be limited to) the following:

(i)

permitting an Optionee at any time during such period as the Committee shall prescribe in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets, or tender or exchange offer, to surrender his Option (or any portion thereof), to the Company in exchange for a cash payment in an amount and in a manner determined by the Committee; or

(ii)

requiring an Optionee, at any time in connection with such merger, consolidation, other form of reorganization, sale or transfer of assets, or tender or exchange offer, to surrender his Option (or any portion thereof) to the Company (A) in exchange for a cash payment as described in clause (i) above, or (B) in exchange for, and subject to shareholder approval of, a substitute Option or other award issued by the corporation surviving such merger, consolidation or other form of reorganization (or an affiliate of such corporation), or the corporation acquiring such assets (or an affiliate of such corporation), which the Committee, in its sole discretion, determines to have a value substantially equivalent to the value of the Option surrendered.

11.

Amendment, Suspension, or Termination of the Plan.

The Committee may at any time amend, suspend, or terminate any and all parts of the Plan, any Option granted under the Plan, or both in such respects as the Committee shall deem necessary or desirable, except that no such action may be taken which would impair the rights of any Optionee with respect to any Option previously granted under the Plan without the Optionee’s consent.

12.

Governing Law.

The Plan shall be governed by the laws of the State of Vermont without regard to the principles of conflict of laws. In case any one or more of the provisions contained herein are for any reason deemed to be invalid, illegal or unenforceable in any respect by a judicial body, such illegality, invalidity or unenforceability shall not effect any other provision of this Plan, and this Plan shall be construed as if such invalid, unenforceable or illegal provision had never been contained herein.

13.

References.

In the event of an Optionee’s death or a judicial determination of his physical or mental incompetence, reference in the Plan to the Optionee shall be deemed, where appropriate, to refer to his beneficiary or his legal representative.

14.

Exemptions from Section 16(b) Liability.

It is the intent of the Company that the grant of Options to an Optionee who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Optionee). Accordingly, if any provision of this Plan or any Option Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such

A—5

provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Optionee shall avoid liability under Section 16(b).

15.

Code Section 409A.

If and to the extent that the Committee believes that any Option grants may constitute a “nonqualified deferred compensation plan” under Code Section 409A, the terms and conditions set forth in the Option Agreement for that Option shall be drafted in a manner that is intended to comply with, and those provisions (and /or the provisions of the Plan applicable thereto) shall be interpreted in a manner consistent with, the applicable requirements of Code Section 409A, and the Committee, in its sole discretion and without the consent of any Optionee, may amend any Option Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines necessary or appropriate to comply with the applicable requirements of Section 409A of the Code.

A—6

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
May 5, 2009

10:00 a.m. E.T.

Vermont National Country Club

1227 Dorset Street

South Burlington, VT 05403

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at mbvt.com from the "Investor Relations" link under "Proxy Materials/Annual Reports".

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

■	20330000000000000000 9	050509

1. Election of Directors:			FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Peter A. Bouyea O Michael R. Tuttle O Scott F. Boardman

2.

To ratify and approve a technical modification to the number  of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants.

3.

To transact any other business which may properly come before the meeting or any adjournment thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

			☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 5, 2009

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 5, 2009 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on 1. the election of directors, 2. to ratify and approve a technical modification  to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR 1. the election of the nominees of the Board of Directors, 2. to ratify and approve a technical modification to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to  clarify that 600,000 shares shall be available for grants, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

May 5, 2009

10:00 a.m. E.T.

Vermont National Country Club

1227 Dorset Street

South Burlington, VT 05403

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at mbvt.com from the "Investor Relations" link under "Proxy Materials/Annual Reports".

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20330000000000000000 9	050509

1. Election of Directors:			FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Peter A. Bouyea O Michael R. Tuttle O Scott F. Boardman

2.

To ratify and approve a technical modification to the number  of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants.

3.

To transact any other business which may properly come before the meeting or any adjournment thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

			☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 5, 2009

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 5, 2009 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on 1. the election of directors, 2. to ratify and approve a technical modification  to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR 1. the election of the nominees of the Board of Directors, 2. to ratify and approve a technical modification to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to  clarify that 600,000 shares shall be available for grants, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.
401-k

May 5, 2009

10:00 a.m. E.T.

Vermont National Country Club

1227 Dorset Street

South Burlington, VT 05403

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at mbvt.com from the "Investor Relations" link under "Proxy Materials/Annual Reports".

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

■	20330000000000000000 9	050509

1. Election of Directors:			FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Peter A. Bouyea O Michael R. Tuttle O Scott F. Boardman

2.

To ratify and approve a technical modification to the number  of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants.

3.

To transact any other business which may properly come before the meeting or any adjournment thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

			☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 5, 2009

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 5, 2009 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on 1. the election of directors, 2. to ratify and approve a technical modification  to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR 1. the election of the nominees of the Board of Directors, 2. to ratify and approve a technical modification to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to  clarify that 600,000 shares shall be available for grants, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

MERCHANTS BANCSHARES, INC.

401-k

May 5, 2009

10:00 a.m. E.T.

Vermont National Country Club

1227 Dorset Street

South Burlington, VT 05403

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at mbvt.com from the "Investor Relations" link under "Proxy Materials/Annual Reports".

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach and mail in the envelope provided.

■	20330000000000000000 9	050509

1. Election of Directors:			FOR	AGAINST	ABSTAIN
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	NOMINEES: O Peter A. Bouyea O Michael R. Tuttle O Scott F. Boardman

2.

To ratify and approve a technical modification to the number  of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants.

3.

To transact any other business which may properly come before the meeting or any adjournment thereof.

Mark box below at the left if there is an address change and write comments on the reverse side of this card.

			☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MERCHANTS BANCSHARES, INC.

Proxy Solicited by the Board of Directors for

Annual Meeting of Shareholders on May 5, 2009

The undersigned hereby appoints Andrew T. Kloeckner and Sarah A. Schmidt, and each of them, proxies, with full power of substitution, to vote at the Annual Meeting of Shareholders of MERCHANTS BANCSHARES, INC. to be held on May 5, 2009 (including adjournments thereof), with all powers the undersigned would possess if personally present, as specified on the reverse side of this ballot, on 1. the election of directors, 2. to ratify and approve a technical modification  to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to clarify that 600,000 shares shall be available for grants, and in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to shares covered hereby.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no contrary specification is made, this proxy will be properly voted FOR 1. the election of the nominees of the Board of Directors, 2. to ratify and approve a technical modification to the number of shares authorized under the Merchants Bancshares, Inc. 2008 Stock Option Plan to  clarify that 600,000 shares shall be available for grants, and upon such other business as may come before the meeting in the appointed proxies’ discretion.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders and related Proxy Statement.

COMMENTS:

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